Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Second Quarter and Year-to-Date 2023 Financial Results
PITTSBURGH, PA, August 9, 2023 – Smith Micro Software, Inc. (NASDAQ: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its second quarter ended June 30, 2023.
“The Company achieved a number of significant targets across multiple fronts during the second quarter of 2023,” said William W. Smith, Jr., president, chief executive officer, and chairman of the board of Smith Micro. “Notably, we have now completed our development efforts to merge the code from our various acquisitions into our flagship SafePath® platform after a very complex and lengthy process, which represents a significant milestone for the Company.”

Smith continued, “From a financial perspective, I am pleased that we exceeded our quarterly cost reduction goal of $4 million in savings compared to the fourth quarter of 2022, which has created momentum in optimizing our organizational footprint and positioning the Company to see a return to growth, improved gross margins, and profitability on a non-GAAP basis during the third quarter.”
Second Quarter 2023 Financial Results
Smith Micro reported revenue of $10.3 million for the quarter ended June 30, 2023, compared to $12.7 million reported in the quarter ended June 30, 2022.
Gross profit for the quarter ended June 30, 2023 was $7.7 million, compared to $9.1 million for the quarter ended June 30, 2022. Non-GAAP gross profit for the quarter ended June 30, 2023 was $7.8 million compared to $9.1 million for the quarter ended June 30, 2022.
Gross profit as a percentage of revenue was 75 percent for the quarter ended June 30, 2023, compared to 71 percent for the quarter ended June 30, 2022. Non-GAAP gross profit as a percentage of revenue was 75 percent for the quarter ended June 30, 2023 and 72 percent for the quarter ended June 30, 2022.
GAAP net loss for the quarter ended June 30, 2023 was $5.7 million, or $0.09 loss per share, compared to GAAP net loss of $8.5 million, or $0.15 loss per share, for the quarter ended June 30, 2022.
Non-GAAP net loss for the quarter ended June 30, 2023 was $0.6 million, or $0.01 loss per share, compared to non-GAAP net loss of $4.8 million, or $0.09 loss per share, for the quarter ended June 30, 2022. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."

Smith Micro Software Second Quarter 2023 Financial Results	Page 2

Second Quarter Year to Date 2023 Financial Results
Smith Micro reported revenue of $21.3 million for the six months ended June 30, 2023, compared to $25.4 million reported in the six months ended June 30, 2022.
Gross profit for the six months ended June 30, 2023 was $15.4 million compared to $18.2 million reported for the same period in 2022.
Gross profit as a percentage of revenue was 72 percent for the six months ended June 30, 2023 compared to 71 percent for the six months ended June 30, 2022.
GAAP net loss for the six months ended June 30, 2023 was $12.6 million, or $0.21 loss per share, compared to GAAP net loss of $15.5 million, or $0.28 loss per share, for the six months ended June 30, 2022.
Non-GAAP net loss for the six months ended June 30, 2023 was $4.2 million, or $0.07 loss per share, compared to non-GAAP net loss of $8.7 million, or $0.16 loss per share, for the six months ended June 30, 2022. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures".
Total cash and cash equivalents as of June 30, 2023 were $6.4 million.

Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, the following non-GAAP financial measures and a non-GAAP reconciliation from the equivalent GAAP metric: non-GAAP net loss, non-GAAP gross profit, non-GAAP gross profit as a percentage of revenue and non-GAAP diluted (loss) earnings per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing our income generation and has therefore excluded the following items from GAAP earnings calculations: stock compensation, intangibles amortization, depreciation, fair value adjustments, amortization of debt issuance costs and discount, and personnel severance and reorganization activities. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of our ongoing operational performance. The table below presents the differences between non-GAAP net loss and net loss on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, August 9, 2023, at 4:30 p.m. ET, to discuss the Company’s second quarter 2023 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=3Ib7tsp6. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Second Quarter 2023 Financial Results	Page 3
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers and cable MSOs around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro, the Smith Micro logo and SafePath are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects, goals and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are reduction in revenue from a customer transition services agreement earlier than expected, delays in our ability to fully execute on any remaining expense reduction plans, the risk of harm to our business resulting from our cost reduction efforts, customer concentration, given that the majority of our sales depend on a few large customer relationships and the loss of any of them could materially and negatively affect our business, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, our reliance on third party application stores for the distribution of our software applications to users and any barriers to such distribution, including any delay or failure of such third party to approve new versions of our applications or their implementation of policies that may be harmful to our business, the impact of the COVID-19 pandemic on our business and financial results, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, our ability to compete effectively with other software and technology companies, and the existence and terms of our convertible notes and related agreements, including that they may restrict our ability to obtain additional financing, and adversely affect our business, financial condition and cash flows from operations in the future. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Second Quarter 2023 Financial Results	Page 4

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	June 30, 2023	December 31, 2022
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$6,417	$14,026
Accounts receivable, net of allowance for doubtful accounts of $3 and $3 (2023 and 2022, respectively)	11,871	10,501
Prepaid expenses and other current assets	3,351	1,983
Total current assets	21,639	26,510
Equipment and improvements, net	1,117	1,498
Right-of-use assets	3,033	3,722
Other assets	485	490
Intangible assets, net	33,355	36,320
Goodwill	35,041	35,041
Total assets	$94,670	$103,581
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,343	$3,236
Accrued payroll and benefits	2,708	3,883
Current operating lease liabilities	1,454	1,441
Other current liabilities	1,829	1,589
Current portion of convertible notes payable	7,062	9,007
Derivative liabilities	217	1,575
Total current liabilities	16,613	20,731
Non-current liabilities:
Warrant liabilities	1,194	3,317
Operating lease liabilities	2,196	2,976
Deferred tax liabilities, net	178	178
Total non-current liabilities	3,568	6,471
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 65,202,050 and 56,197,910 shares issued and outstanding (2023 and 2022, respectively)	65	56
Additional paid-in capital	368,527	357,875
Accumulated comprehensive deficit	(294,103)	(281,552)
Total stockholders’ equity	74,489	76,379
Total liabilities and stockholders' equity	$94,670	$103,581

Smith Micro Software Second Quarter 2023 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Statement of Operations
(in thousands except share data)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$10,338	$12,674	$21,268	$25,409
Cost of revenues (including depreciation of $13, $27, $27, and $60 in the three and six months ended June 30, 2023 and 2022, respectively)	2,589	3,617	5,871	7,253
Gross profit	7,749	9,057	15,397	18,156
Operating expenses:
Selling and marketing	2,628	3,720	6,182	6,701
Research and development	3,705	8,080	9,573	15,346
General and administrative	3,040	3,753	6,515	7,677
Depreciation and amortization	1,620	1,877	3,305	3,844
Total operating expenses	10,993	17,430	25,575	33,568
Operating loss	(3,244)	(8,373)	(10,178)	(15,412)
Other income (expense):
Change in fair value of warrant and derivative liabilities	429	—	3,413	—
Loss on derecognition of debt	(775)	—	(1,402)	—
Interest (expense) income, net	(2,037)	2	(4,297)	(2)
Other expense, net	(36)	(91)	(76)	(32)
Loss before provision for income taxes	(5,663)	(8,462)	(12,540)	(15,446)
Provision for income tax expense	2	31	11	50
Net loss	$(5,665)	$(8,493)	$(12,551)	$(15,496)

Loss per share:
Basic and diluted	$(0.09)	$(0.15)	$(0.21)	$(0.28)

Weighted average shares outstanding:
Basic and diluted	62,453	55,183	59,726	55,844

Smith Micro Software Second Quarter 2023 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating activities:
Net loss	$(5,665)	$(8,493)	$(12,551)	$(15,496)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,633	1,904	3,332	3,902
Non-cash lease expense	345	335	689	673
Change in fair value of warrant and derivative liabilities	(429)	—	(3,413)	—
Loss on derecognition of debt	775	—	1,402	—
Amortization of debt discount and issuance costs	1,938	—	4,055	—
Provision for doubtful accounts	—	(5)	—	—
Stock based compensation	1,030	1,688	1,975	2,754
Gain on disposal of assets	14	—	11	—
Changes in operating accounts:
Accounts receivable	(688)	497	(1,373)	(975)
Prepaid expenses and other assets	(94)	(309)	69	(527)
Accounts payable and accrued liabilities	(1,872)	(640)	(2,309)	(1,812)
Other liabilities	857	(15)	622	(146)
Net cash used in operating activities	(2,156)	(5,038)	(7,491)	(11,627)
Investing activities:
Capital expenditures, net	—	(49)	3	(112)
Other investing activities	71	71	71	83
Net cash provided by (used in) investing activities	71	22	74	(29)
Financing activities:
Proceeds from financing arrangements	—	750	442	1,291
Repayments of financing arrangements	(222)	(210)	(642)	(391)
Other financing activities	—	2	8	35
Net cash (used in) provided by financing activities	(222)	542	(192)	935
Net decrease in cash and cash equivalents	(2,307)	(4,474)	(7,609)	(10,721)
Cash and cash equivalents, beginning of period	$8,724	$9,831	$14,026	$16,078
Cash and cash equivalents, end of period	$6,417	$5,357	$6,417	$5,357

Smith Micro Software Second Quarter 2023 Financial Results	Page 7

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Three Months Ended June 30, 2023
Gross profit	$7,749	$—	$—	$13	$—	$—	$—	$7,762
Selling and marketing	2,628	(190)	—	—	—	—	—	2,438
Research and development	3,705	(240)	—	—	—	—	(9)	3,456
General and administrative	3,040	(600)	—	—	—	—	(75)	2,365
Depreciation and amortization	1,620	—	(1,491)	(129)	—	—	—	—
Total operating expenses	10,993	(1,030)	(1,491)	142	—	—	(84)	8,259

Loss before provision for income taxes	(5,663)	1,030	1,491	142	346	1,938	84	(632)
Net loss	(5,665)	1,030	1,491	142	346	1,938	84	(634)
(Loss) earnings per share: basic and diluted	(0.09)	0.02	0.02	—	0.01	0.03	—	(0.01)

Three Months Ended June 30, 2022
Gross profit	$9,057	$1	$—	$27	$—	$—	$—	$9,085
Selling and marketing	3,720	(73)	—	—	—	—	(721)	2,926
Research and development	8,080	(268)	—	—	—	—	—	7,812
General and administrative	3,753	(767)	—	—	—	—	—	2,986
Depreciation and amortization	1,877	—	(1,577)	(300)	—	—	—	—
Total operating expenses	17,430	(1,108)	(1,577)	(300)	—	—	(721)	13,724

Loss before provision for income taxes	(8,462)	1,109	1,577	327	—	—	721	(4,728)
Net loss	(8,493)	1,109	1,577	327	—	—	721	(4,759)
(Loss) earnings per share: basic and diluted	(0.15)	0.02	0.03	0.01	—	—	0.01	(0.09)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Second Quarter 2023 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Six Months Ended June 30, 2023
Gross profit	$15,397	$—	$—	$27	$—	$—	$183	$15,607
Selling and marketing	6,182	(353)	—	—	—	—	(93)	5,736
Research and development	9,573	(464)	—	—	—	—	(471)	8,638
General and administrative	6,515	(1,159)	—	—	—	—	(210)	5,146
Depreciation and amortization	3,305	—	(2,965)	(340)	—	—	—	—
Total operating expenses	25,575	(1,976)	(2,965)	(340)	—	—	(774)	19,520

Loss before provision for income taxes	(12,540)	1,976	2,965	367	(2,011)	4,055	957	(4,231)
Net loss	(12,551)	1,976	2,965	367	(2,011)	4,055	957	(4,242)
(Loss) earnings per share: basic and diluted	(0.21)	0.03	0.05	0.01	(0.03)	0.07	0.02	(0.07)

Six Months Ended June 30, 2022
Gross profit	$18,156	$1	$—	$60	$—	$—	$—	$18,217
Selling and marketing expenses	6,701	(157)	—	—	—	—	(721)	5,823
Research and development expenses	15,346	(529)	—	—	—	—	—	14,817
General and administrative expenses	7,677	(1,488)	—	—	—	—	—	6,189
Change in fair value of contingent consideration	—	—	—	—	—	—	—	—
Depreciation and amortization	3,844	—	(3,221)	(623)	—	—	—	—
Total operating expenses	33,568	(2,174)	(3,221)	(623)	—	—	(721)	26,829

(Loss) Income before provision for income taxes	(15,446)	2,175	3,221	683	—	—	721	(8,646)
Net (loss) income	(15,496)	2,175	3,221	683	—	—	721	(8,696)
(Loss) earnings per share: basic and diluted	(0.28)	0.04	0.06	0.01	—	—	0.01	(0.16)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.